UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

RANCHER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 1740, Denver, Colorado 80202

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Rancher Energy Corp. (the “Company”) entered into the material agreements described under Item 3.02 below.

Item 3.02	Unregistered Sales of Equity Securities

Securities Offering

During the period from January 19, 2007 to January 24, 2007, the Company closed the additional sale of (i) 2,586,189 shares of its Common Stock, (ii) notes convertible (each a “Convertible Note”) into an aggregate number of shares of its Common Stock equal to 3,405,474 shares, and (iii) warrants to purchase up to 5,991,663 shares of Common Stock, to investors in a private placement. The private placement is more fully described in the Current Report on Form 8-K the Company filed on December 27, 2006 (the “Private Placement”). The aggregate gross proceeds the Company received from the additional closings were $8,987,500.

To evidence the sales, the Company and each investor entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated December 21, 2006 (as amended, as noted below) by and among the Company and the investors identified therein, the form of which, along with the form of warrant, were included as Exhibits 10.1 and 4.1, respectively, to the Current Report on Form 8-K filed by the Company on December 27, 2006. The form of Convertible Note was included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 8, 2007.

The proceeds from the additional sales of securities primarily will be used for working capital for the Company.

The Company relied on Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder, as the basis for its exemption from registration of this issuance. All of the investors in the additional closing made investment representations and confirmed their understanding that the securities may not be sold in the United States unless subsequently registered or pursuant to an exemption from the registration requirements.

THE SECURITIES OFFERED IN THE OFFERING HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

The Company agreed to pay agent fees aggregating $704,125.

Registration Rights

In connection with the additional closings, the Company and each investor entered into a registration rights agreement, which is described more fully in, and is included as Exhibit 4.2 to, the Current Report on Form 8-K filed by the Company on December 27, 2006.

First Amendment to Securities Purchase Agreement

In conjunction with the additional closings, on January 24, 2007 the Company and the requisite number of investors required to amend the Securities Purchase Agreement entered into a First Amendment to Securities Purchase Agreement dated as of January 18, 2007 (the “First Amendment”). Pursuant to the First Amendment, the termination date of the offering was extended to no later than February 19, 2007, and the maximum size of the offering was increased to $79,500,000. The form of the First Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.02	Regulation FD Disclosures

On January 22, 2007, the Company issued a press release entitled“Rancher Energy’s Capital Raise Oversubscribed at $76 Million”. The press release is included as Exhibit 99.1 in this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 10.1	Form of First Amendment to Securities Purchase Agreement dated as of January 18, 2007
Exhibit 99.1	January 22, 2007 Press Release entitled “Rancher Energy’s Capital Raise Oversubscribed at $76 Million”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:  /s/ John Works

Name: John Works
Title: President, Principal Executive Officer and Principal Financial Officer

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of First Amendment to Securities Purchase Agreement dated as of January 18, 2007
Exhibit 99.1	January 22, 2007 Press Release entitled “Rancher Energy’s Capital Raise Oversubscribed at $76 Million”